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                      SECURITIES AND EXCHANGE COMMISSION


                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                        Date of Report:  July 10, 1996

                AmeriCredit Automobile Receivables Trust 1996-B
            (Exact Name of Registrant as specified in its charter)


      United States                    33-98620              88-0359494
      -------------                    --------              ----------
(State or Other Jurisdiction   (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                  Identification Number)



                            c/o AmeriCredit Financial
                                 Services, Inc.
                           Attention:  Daniel E. Berce
                                200 Bailey Avenue
                              Fort Worth, TX  76107
                              (Address of Principal
                                 Executive Office)

                                 (817) 332-7000
                             Registrant's phone number

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Item 5.        Other Events

     Information relating to distributions to Certificateholders for the June, 1996, Collection Period of the Registrant in respect of the Asset Backed Certificates (the "Certificates") issued by the
     Registrant, and the performance of the Receivables held by the Registrant, together with certain other information relating to the Certificates, is contained in the Servicer's Certificate for the referenced Collection Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement dated as of April 30, 1996 between AFS Funding Corp., as Seller, AmeriCredit Financial Services, Inc., as Servicer, and
     LaSalle National Bank, as Trustee (the "Agreement").

Item 7.        Financial Statements, Exhibits

       Exhibit No.  Exhibit
       -----------  -------
           1. Servicer's Certificate for the June, 1996 Collection Period relating to the Certificates issued by the Registrant pursuant to the Agreement.

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                                 EXHIBIT INDEX


     EXHIBIT

        1.              Servicer's Certificate for the June, 1996
                        Collection Period relating to the Certificates issued by the Registrant.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


AmeriCredit Automobile Receivables Trust 1996-B

By:  AmeriCredit Financial Services, Inc., as Servicer



/s/  Daniel E. Berce
     Daniel E. Berce
     Executive Vice President,
     Chief Financial Officer
     and Treasurer



July 10, 1996